Quarterly Investor Update

Second Quarter Fiscal Year 2018

Meta Financial Group

Forward-Looking Statements

Meta Financial Group, Inc.® (the "Company" or "Meta") and its wholly-owned subsidiary, MetaBank® (the "Bank"), may from time to time make written or oral "forward-looking statements," including statements contained in this investor update, the Company's filings with the Securities and Exchange Commission ("SEC"), the Company's reports to stockholders, and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms, or other words of similar meaning or similar expressions. You should carefully read statements that contain these words because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements are based on information currently available to us and assumptions about future events, and include statements with respect to the Company's beliefs, expectations, estimates, and intentions, which are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company's control. Such risks, uncertainties and other factors may cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Such statements address, among others, the following subjects: statements regarding the proposed merger transaction with Crestmark Bancorp, Inc. ("Crestmark"), including, but not limited to, the anticipated timing for the closing of the proposed merger transaction with Crestmark; future operating results; customer retention; loan and other product demand; important components of the Company's statements of financial condition and operations; growth and expansion; new products and services, such as those offered by the Bank or Meta Payments System ("MPS"), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates and intentions expressed in such forward-looking statements: the risk that the transaction with Crestmark may not occur on a timely basis or at all; the parties' ability to obtain regulatory approvals and approval of their respective shareholders, and otherwise satisfy the other conditions to closing, on a timely basis or at all; the risk that the businesses of Meta and MetaBank, on the one hand, and Crestmark and Crestmark Bank, on the other hand, may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the expected growth opportunities, beneficial synergies and/or operating efficiencies from the proposed transaction may not be fully realized or may take longer to realize than expected; customer losses and business disruption following the announcement or consummation of the proposed transaction; potential litigation or regulatory actions relating to the proposed merger transaction; the risk that the Company may incur unanticipated or unknown losses or liabilities if it completes the proposed transaction with Crestmark and Crestmark Bank; additional changes in tax laws; maintaining our executive management team; the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market and monetary fluctuations; the timely development and acceptance of new products and services offered by the Company or its strategic partners, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators in the future; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry and the commercial insurance premium finance industry; our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve, as well as the Federal Deposit Insurance Corporation, which insures the Bank's deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the Bank's divisions; the growth of the Company's business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our growing deposit base, a portion of which has been characterized as "brokered"; changes in consumer spending and saving habits; and the success of the Company at maintaining its high-quality asset level and managing and collecting assets of borrowers in default should problem assets increase.

The foregoing list of factors is not exclusive. We caution you not to place undue reliance on these forward-looking statements. The forward-looking statements included herein speak only as of the date of this investor update. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this cautionary note. Additional discussions of factors affecting the Company's business and prospects are reflected under the caption "Risk Factors" and in other sections of the Company's Annual Report on Form 10-K for the Company's fiscal year ended September 30, 2017 and in other periodic filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events or for any other reason.

Business Updates

Crestmark Update

- Transformational transaction combines two highly-profitable and high-growth earnings-driven cultures, providing national commercial and industrial lending platform and immediate pipeline of insurance premium financing business, while reducing seasonality of earnings
- On track to close acquisition of Crestmark Bancorp, Inc. by June 30, 2018
  - On April 27, 2018, filed joint proxy statement and final prospectus related to deal and proposed increase in share authorization to accommodate a 3-for-1 forward stock split
  - Joint proxy statement and final prospectus expected to be mailed to Meta and Crestmark stockholders during the first week of May 2018
  - Awaiting customary regulatory and shareholder approvals
- Integration planning efforts in process as both companies continue to work well together to prepare for a successful merger closing
- Meta and Crestmark special meetings scheduled to take place on May 29, 2018

Launched National Consumer Lending programs

- National consumer lending business scalable with previously acquired Specialty Consumer Service's ("SCS") platform that provides a complete solution for marketplace lending
  - Entered into an agreement with Liberty Lending, LLC to provide personal loans to Liberty's customers
  - Entered into an agreement with Health Credit Services to originate personal healthcare loans
  - Entered into an agreement with CURO Group Holdings Corp. to offer consumers an innovative and flexible line of credit product

Consistency and longevity key attributes of our payments relationships

- Recent 10-year extension with Money Network Financial, LLC
- Recent 4-year extension with AAA
- Other long-term agreements

Financial Highlights

Second Quarter Ended March 31, 2018

Earnings

- Quarterly GAAP net income of $31.4 million[1], or $3.23 per diluted share
- Quarterly return on average assets of 2.67% and return on average equity of 28.37%

Net interest income ("NII")

- Quarterly NII of $27.4 million, an increase of 14% over the same period in prior year

Non-interest income

- Card fee income of $26.9 million, an increase of 1% over the same period in prior year
  - Second quarter fiscal 2017 card fee income included revenue from a one-time promotional campaign by one of our partners
  - Excluding the year over year change for the promotional campaign's partner, card fee income would have been up $1.3 million, or 5%, over the same period in prior year
- Tax product fee income of $67.6 million, an increase of 6% over the same period in prior year
- Non-interest income represented 78% of total revenue

Assets

- Quarterly average assets grew to $4.7 billion, an increase of 7% over the same period in prior year

Continued, strong loan growth

- Excluding the purchased student loan portfolios and refund advance loans, total loans receivable, net of allowance for loan losses, at March 31, 2018 would have increased $267.3 million, or 27%, compared to March 31, 2017

Funding

- Even with use of wholesale deposits and increased overnight borrowing to support tax season, funding costs remain well below average for comparably sized financial institutions
- Cost of funds averaged 0.58%, compared to 0.39% during the same period in the prior year
- Cost of deposits was 0.33%, or 0.06% excluding wholesale deposits

(1) Q2FY18 pre-tax results included $2.2 million of acquisition expenses, $0.5 million payout of severance costs related to synergy efforts in the Company's tax divisions and $0.2 million loss on sale of investments

Continued Revenue Growth

Total revenue for the fiscal 2018 second quarter was $124.8 million, compared to $116.1 million for the same quarter in 2017, an increase of $8.7 million, or 7.5%

Driven by:

- Interest income from community banking loans, student loan purchases and income from tax-exempt securities
- Growth in tax product fee income



Revenue
+7.5%
$ in millions
$116,136
$92,170
$23,966
$55,763
$30,820
$24,943
$54,321
$29,833
$24,488
$55,464
$29,268
$26,196
$124,824
$97,419
$27,405
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Net Interest Income
Noninterest Income

Loan Balances Continue to Grow

Driven by Commercial Insurance Premium Finance and Commercial Real Estate



Gross Loans Receivable(1)
+32%
$ in millions
$1,152
$1,226
$1,327
$1,511
$1,520
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Period Ended
Commercial Real Estate & Operating
Residential Real Estate
Ag. Real Estate & Operating
Consumer
Commercial Insurance Premium Finance

(1) Excludes deferred fees

- Excluding purchased student loan portfolios and refund advance loans, total loans receivable, net of allowance for loan losses, increased 27%, Y/Y
- Commercial insurance premium finance loan growth 29%, Y/Y
- Community bank loan growth 26%, Y/Y

Expanding National Lending Footprint

Consumer Financing Partnerships and Crestmark Acquisition Expected to Further Expand National Lending Portfolio

National Lending

- $519.0 million National Lending Portfolio
- Growth driven by Commercial Insurance Premium Finance



34%
$58.8
$184.1
$35.5
$240.6
$22.4
$58.8
$206.0
$27.9
$685.5
66%
$1.5 billion
Lending
Portfolio
$ in millions
Commercial Insurance Premium Finance
Student Loan Portfolio
Tax Services
Other
Commercial Real Estate
Commercial Operating
Residential Real Estate
Agricultural Real Estate and Operating
Consumer

Community Lending

- $1.0 billion in Community Bank Loans
- Growth driven by Commercial Real Estate - strong market trends in Sioux Falls and Des Moines

Meta Financial Group

Asset Quality Remains Strong and Stable

Disciplined Credit Culture Continues to Drive Strong Asset Quality



Nonperforming Assets ("NPAs")
$ in millions
0.12%
1.17%
0.72%
0.61%
0.84%
$5.0
$47.0
$37.9
$33.3
$36.1
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Period Ended
NPAs
NPAs/Assets

Increase in NPAs, Y/Y, primarily related to a large, well-collateralized agricultural loan relationship

- In January 2018, took ownership of collateral properties and transferred loans to foreclosed real estate and repossessed assets
- The Company expects to receive all principal, note interest and related expenses



Nonperforming Loans ("NPLs")
$ in millions
0.43%
3.80%
2.83%
2.19%
0.40%
$5.0
$46.6
$37.6
$33.2
$6.0
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Period Ended
NPLs
NPLs/Total Loans

Decrease in NPLs as a percentage of total loans, Q/Q, related to above-mentioned agricultural loan relationship

- At March 31, 2018, $2.1 million, or 33.9%, of NPLs were student loans insured by ReliaMax Surety Company

Meta Financial Group

Average Interest Earning Asset Mix Continues to Shift

Higher Yielding Loans Replacing Lower Yielding Securities

Average Interest Earning Assets



$ in millions
$3,962
$3,628
$3,675
$3,762
$4,251
33%
33%
35%
37%
44%
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Quarter Average
Tax-Exempt Investment Securities
Loans
Mortgage-Backed Securities
Cash and Other Securities

Net Interest Margin ("NIM") Components

Fiscal 2018 quarterly NIM is reflective of the lowered corporate prorated tax rate on the Company's tax-exempt municipal portfolio as a result of the Tax Cuts and Jobs Act of 2017



3.30%
3.69%
3.61%
3.55%
3.46%
2.91%
3.25%
3.13%
3.06%
2.89%
0.39%
0.45%
0.50%
0.51%
0.58%
0.04%
0.03%
0.05%
0.07%
0.06%
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Quarter Average
Yield on Earning Assets
NIM, tax equivalent (1)
Cost of Funds
Cost of Deposits, excl. Wholesale

(1) NIM, tax equivalent is a non-GAAP financial measure. The tax-equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and adjusting for federal and state exemption of interest income. The Company believes that it is a standard practice in the banking industry to present net interest margin expressed on a fully taxable equivalent basis and, accordingly, believes the presentation of this non-GAAP financial measure may be useful for peer comparison purposes.

Tax Service Business Drives Fee Income

Second Quarter NIM Affected by Interest-Free Refund Advance Loans



Loan Yields
4.64%
4.73%
4.55%
4.68%
4.80%
4.69%
4.53%
4.64%
$92.2
$97.4
3.98%
3.90%
Normalized NIM(1) for Q2-17 would have been 3.29% - 3.32%
NIM, tax equivalent(2)
Normalized NIM(1) for Q2-18 would have been 3.30% - 3.33%
3.25%
3.13%
3.06%
2.91%
2.89%
$30.8
$29.8
$29.3
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Noninterest Income ($MM)
Yield on Loans
Yield on Loans, excluding tax
NIM, tax equivalent (2)

(1) Normalized NIM adjusts for certain seasonal tax program related items, including: removing the impact of tax related lending, normalizing cash balances and making borrowing adjustments.

(2) NIM, tax equivalent is a non-GAAP financial measure. The tax-equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and adjusting for federal and state exemption of interest income. The Company believes that it is a standard practice in the banking industry to present net interest margin expressed on a fully taxable equivalent basis and, accordingly, believes the presentation of this non-GAAP financial measure may be useful for peer comparison purposes.

Meta's Unique Funding Advantage

Stable, Noninterest-bearing Deposits in a Rising Rate Environment

Total average deposits for fiscal 2018 second quarter decreased 2% as reliance on wholesale deposits, which are utilized to target strategic maturities related to the Company's seasonal tax advance lending, was reduced compared to the prior year

Average noninterest-bearing deposits increased 6%, compared to the same quarter in the prior year

Average Deposit Composition - Q2FY18


Wholesale
18.7%
Interest-bearing
Checking
2.7%
Money Market &
Savings
3.0%
Time Deposits
3.2%
Noninterest-bearing
72.4%

Deposit Trends


$ in millions
$3,749
$2,864
$3,088
$3,113
$3,670
67.0%
80.1%
74.0%
74.8%
72.4%
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Quarter Average
Deposits
Noninterest-bearing %

Meta Financial Group

Solid Capital Ratios Exceed Regulatory Requirements

Prudent Capital Management, Flexibility to Source Future Needs to Maintain Strong Capital Ratios



Regulatory Capital Ratios(1)
March 31, 2018
7.26%
8.93%
13.74%
17.43%
14.18%
17.43%
18.48%
18.59%
Tier 1 Leverage
Common Equity Tier 1
Tier 1 Risk-Based
Total Risk-Based
Meta Financial Group, Inc.
MetaBank
Minimum Requirement to be Well-Capitalized under Prompt Corrective Action (PCA) Provisions

Management targets six-month average to reduce seasonality

- MetaBank six-month average Tier 1 Leverage > 8.0% at 9.58%
- MetaBank six-month average Total Risk-Based Capital > 13.0% at 17.84%

(1) Regulatory ratios are estimated

Appendix

Income Statement

(dollars in thousands)	Three Months Ended Q2 March 2017	Q3 June 2017	Q4 Sept. 2017	Q1 Dec. 2017	Q2 March 2018	Percent Change Q2-18 vs. Q2-17
Net Interest Income	23,966	24,943	24,488	26,196	27,405	14 %
Card Fee Income	26,547	23,052	26,694	25,247	26,856	1 %
RT Product Fee Income	32,487	5,785	508	192	33,803	4 %
Tax Advance Fee Income	31,119	(108)	453	1,947	33,838	9 %
Other Income	2,017	2,091	2,178	1,882	2,922	45 %
Total Revenue	**$ 116,136**	**$ 55,763**	**$ 54,321**	**$ 55,464**	**$ 124,824**	**7 %**
Compensation and Benefits	26,766	22,193	21,919	22,340	32,172	20 %
Card Processing Expense	7,043	5,755	5,753	6,540	7,190	2 %
RT Product Expense	10,178	1,623	292	101	9,871	(3)%
Tax Advance Expense	3,140	72	(257)	280	1,474	(53)%
All Other Expense	19,819	12,576	26,039	14,781	17,790	(10)%
Total Expense	**$ 66,946**	**$ 42,219**	**$ 53,746**	**$ 44,042**	**$ 68,497**	**2 %**
Provision for Loan Loss	8,649	1,240	(144)	1,068	18,343	112 %
Net Income Before Taxes	**$ 40,541**	**$ 12,304**	**$ 719**	**$ 10,354**	**$ 37,984**	**(6)%**
Income Tax Expense	8,399	2,517	(1,025)	5,684	6,548	(22)%
Net Income	**$ 32,142**	**$ 9,787**	**$ 1,744**	**$ 4,670**	**$ 31,436**	**(2)%**

Average Balance Sheet

(dollars in thousands)	Fiscal Quarter Average Q2 March 2017	Q3 June 2017	Q4 Sept. 2017	Q1 Dec. 2017	Q2 March 2018	Percent Change Q2-18 vs. Q2-17
Cash and cash equivalents	404,688	50,235	85,158	120,491	207,701	(49)%
Investment securities	1,593,130	1,614,529	1,595,587	1,593,754	1,623,838	2 %
Mortgage-backed securities	755,887	777,216	747,330	668,818	629,688	(17)%
Net loans	1,291,199	1,189,623	1,263,820	1,398,904	1,834,732	42 %
Other assets	368,816	367,975	342,556	340,982	406,843	10 %
Total Assets	**$ 4,413,719**	**$ 3,999,578**	**$ 4,034,451**	**$ 4,122,949**	**$ 4,702,802**	**7%**
Non-interest bearing deposits	2,512,934	2,295,046	2,286,630	2,328,159	2,656,516	6 %
Interest bearing deposits	248,691	220,425	252,273	300,927	328,183	32 %
Wholesale deposits	986,908	348,771	549,539	483,878	685,025	(31)%
Short-term debt	74,739	518,511	352,733	418,868	417,561	459 %
Long-term debt	92,481	92,498	92,290	85,538	85,558	(7)%
Other liabilities	106,700	99,919	64,065	71,398	86,675	(19)%
Total Liabilities	**$ 4,022,453**	**$ 3,575,169**	**$ 3,597,529**	**$ 3,688,768**	**$ 4,259,518**	**6%**
Shareholder's equity	391,266	424,409	436,922	434,181	443,284	13 %
Liabilities and Equity	**$ 4,413,719**	**$ 3,999,578**	**$ 4,034,451**	**$ 4,122,949**	**$ 4,702,802**	**7%**

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed merger transaction, Meta has filed a registration statement on Form S-4 (file no. 333-223769) with the SEC, which includes a joint proxy statement of Meta and Crestmark, which also constitutes a prospectus of Meta, that Meta and Crestmark will send to their respective shareholders. Before making any voting or investment decision, investors and security holders of Meta and Crestmark are urged to carefully read the entire registration statement and proxy statement/prospectus as well as any amendments or supplements to these documents and any other relevant materials because they contain important information about the proposed transaction. Investors and security holders are able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC's website at www.sec.gov or from Meta by sending a request to Meta Financial Group, Inc., 5501 S. Broadband Lane, Sioux Falls, SD 57108; Attention: Investor Relations. In addition, copies of the proxy statement/prospectus will be provided free of charge by Meta to its stockholders.

This communication and the information contained herein does not and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Meta, Crestmark and certain of their respective directors and executive officers may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the respective shareholders of Meta and Crestmark in connection with the proposed merger transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, are included in the joint proxy statement/prospectus regarding the proposed transaction. Additional information about Meta and its directors and officers may be found in the definitive proxy statement of Meta relating to its 2018 Annual Meeting of Stockholders filed with the SEC on December 4, 2017 and Meta's annual report on Form 10-K for the year ended September 30, 2017 filed with the SEC on November 29, 2017. The definitive proxy statement and annual report on Form 10-K can be obtained free of charge from the SEC's website at www.sec.gov.